EXHIBIT 10

                                1998 AMENDMENT TO
                              ZIONS BANCORPORATION
                    KEY EMPLOYEE INCENTIVE STOCK OPTION PLAN

     Pursuant to the provisions of Section 3.8 of the Zions Bancorporation Key Employee Incentive Stock Option Plan, as amended (the "Plan"), the Board of Directors of Zions Bancorporation, a Utah corporation (the "Corporation") hereby amends the Plan.

     i. By this amendment (the "Amendment"), Section 1.3(a) of the Plan is hereby amended to read in its entirety as follows:

     1.3 Aggregate Limitation
         --------------------

           (a) The aggregate number of shares of Common Stock with respect to which Incentive Stock Options may be granted under this Plan on an annual basis shall not exceed one percent (1%) of the issued and outstanding shares of Common Stock as of the first day of each calendar year for which the Plan is in effect, subject to adjustment in accordance with Section 3.1. Any shares available in any year using this formula that are not granted under this Plan will be available for use in subsequent years.

     ii. The date of the adoption of the Amendment by the shareholders of the Corporation was April 24, 1998.

     iii. As of February 27, 1998, the record date of the meeting of shareholders at which the Amendment was approved, there were outstanding 69,053,648 shares of the Corporation's common stock, without par value, the only class of shares of the Corporation entitled to vote and to be counted with respect to the adoption of the Amendment, each share of which was entitled to one (1) vote on the adoption of the Amendment.

     iv. The number of votes indisputably represented at the meeting of shareholders at which the Amendment was adopted was 54,493,343, and the number of votes cast for the adoption of the Amendment was 52,897,891, the number of votes cast against the adoption of the Amendment was 1,463,811, and the number of votes abstaining from voting on the Amendment was 130,837. The number of votes cast for the adoption of the Amendment was sufficient under the Plan and the Corporation's Restated Articles of Incorporation and applicable law for the approval of the Amendment.

     The undersigned does hereby acknowledge, under penalties of perjury, that this document is the act and deed of the Corporation, and that the facts herein stated are true.

               DATED effective this 24th day of April 1998.

                                             ZIONS BANCORPORATION


                                             By:/s/Harris H. Simmons
                                             -----------------------
                                             Harris H. Simmons, President